UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Singular Genomics Systems, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
☐	Fee paid previously with preliminary materials.
☐	Fee paid computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

styleINAstyleINA Scan QR for digital voting P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Singular Genomics Systems, Inc. Annual Meeting of Stockholders Wednesday, May 29, 2024 12:00 PM, Pacific Time Annual Meeting to be held virtually via the Internet - please visit www.proxydocs.com/OMIC for further details. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 29, 2024 For Stockholders of record as of April 1, 2024 To order paper materials, use one of the following methods. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/OMIC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 17, 2024. Internet: www.investorelections.com/OMIC Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved Singular Genomics Systems, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. To elect three Class III directors to serve until the 2027 annual meeting of stockholders or until their respective successors have been elected or appointed. 1.01 Andrew Spaventa 1.02 Marcia Eisenberg, Ph.D. 1.03 Michael Pellini, M.D. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024. 3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect, at the option of our Board of Directors, a reverse stock split of our common stock at a ratio between 1-for-10 to 1-for-30, inclusive, as determined by our Board of Directors in its sole discretion. We refer to this as the "Reverse Stock Split Proposal" or "Proposal 3." 4. To conduct any other business properly brought before the meeting or any adjournment thereof.